Exhibit 10.8

JOINDER BY AND AGREEMENT OF NEW INDEMNITOR

The undersigned, TNP STRATEGIC RETAIL OPERATING PARTNERSHIP, L.P. a Delaware limited partnership (the “TNP Operating Partnership”), TNP STRATEGIC RETAIL TRUST, INC., a Maryland corporation (the “TNP REIT”), TNP PROPERTY MANAGER, LLC, a Delaware limited liability company, (“Project Manager”) and ANTHONY THOMPSON (“Thompson,” together with the TNP Operating Partnership, the TNP REIT, the TNP Property Manager sometimes collectively referred to herein “New Indemnitor”), being collectively and individually the New Indemnitor referred to in the Note and Mortgage Assumption Agreement (the “Agreement”) to which this Joinder (the “New Indemnitor Joinder”) is attached, intending to be legally bound under the terms and provisions of the Guaranty and pursuant to the provisions of this New Indemnitor Joinder, hereby jointly and severally (except as provided below), represents and warrants to and acknowledges and agrees with Lender the following:

1. Defined Terms. All capitalized terms used in this New Indemnitor Joinder, unless defined herein, shall have the meanings given such terms in the Agreement.

2. Benefit to New Indemnitor. Each New Indemnitor, owning a direct and/or indirect interest in New Borrower (other than Project Manager) as a result of the Requested Actions, shall receive a substantial benefit from Lender’s consent to the Requested Actions.

3. Additional Payment Guaranty. In addition to, and not in substitution for or modification or amendment of the Guaranty, New Indemnitor (other than Project Manager), jointly and severally, hereby absolutely, unconditionally and irrevocably guarantee to Lender the full and prompt payment of the Loan Obligations (as defined in the Security Instrument), when due, whether at stated maturity, upon acceleration, or otherwise, and at all times thereafter, provided, however, liability under the provisions of this Section 3 shall not exceed ten percent (10%) of the outstanding principal balance of the Loan upon the occurrence of an Event of Default under the Loan Agreement, plus any cost incurred by Lender in connection with the enforcement of this additional payment guaranty and/or the Loan Documents, which costs shall include, but not be limited to, attorneys fees and costs incurred by Lender at all levels of appeal and in bankruptcy of New Borrower and/or New Indemnitor (collectively, “Additional Payment Guaranty”).

4. Assumption by New Indemnitor of Guaranty. From and after the Acquisition Date, New Indemnitor hereby, jointly and severally, assumes and agrees to be liable and responsible for and bound by all of Original Indemnitor’s obligations, agreements and liabilities, including but not limited to the jury waiver and other waivers set forth therein, under the Guaranty as fully and completely as if the New Indemnitor had originally executed and delivered such Guaranty as the guarantor thereunder. From and after the Acquisition Date, New Indemnitor further agrees to pay, perform and discharge each and every obligation of payment and performance of any guarantor under, pursuant to and as set forth in the Guaranty at the time, in the manner and otherwise in all respects as therein provided. With respect to the Environmental Indemnity Obligations Under Guaranty, the liability of New Indemnitor shall be joint and several with that of New Borrower and shall not be limited to the Environmental Indemnity Obligations Under Guaranty occurring from and after the Acquisition Date. From and after the date hereof, the Guaranty is amended to provide that all references to the term

“Borrower” used in the Guaranty shall mean and refer to the New Borrower and the term “Guarantor” used in the Guaranty shall mean and refer to the New Indemnitor. Except as modified by the terms of this New Indemnitor Joinder, the Guaranty remains unmodified and in full force and effect.

5. Confirmation of Representations. By its execution hereof, New Indemnitor confirms the representations and warranties and agrees to the covenants regarding New Indemnitor set forth in the Agreement.

6. Representations by New Indemnitor.

a. Each New Indemnitor represents that the execution and delivery of this New Indemnitor Joinder, and performance by each New Indemnitor under the New Indemnitor Joinder and the Guaranty will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to New Indemnitor or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which New Indemnitor is a party or by which the Project may be bound or affected.

b. Each of the TNP REIT and Thompson agrees to timely comply with all financial reporting or any other covenants or requirements relating to any guarantor of the Loan in any of the Loan Documents, including but not limited to those set forth in Section 6.3 of the Loan Agreement, as modified by the terms of the Agreement.

c. New Indemnitors represent and agree that, in the aggregate, New Indemnitor has and will maintain throughout the term of the Loan a Net Worth of at least Twenty Five Million Dollars and 00/100 ($25,000,000.00) (“Minimum Net Worth”). “Net Worth” shall mean, as of any date, the difference between (i) the total assets (not including the Project and not counting the value of the same assets more than once, i.e. the value of the TNP REIT’s interest in the TNP Operating Partnership and the value of the TNP Operating Partnership’s interest in New Borrower) of the Person (as such term is defined in the Loan Agreement) whose Net Worth is being determined that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP (as such term is defined in the Loan Agreement), and (ii) such Person’s total liabilities, including, without limitation, any obligations under direct or indirect guarantees and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss, in either instance in respect of obligations of others, that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP. Failure of New Indemnitor to maintain the Minimum Net Worth at all times during the term of Loan shall constitute an Event of Default under the Loan Documents and the Guaranty.

d. New Indemnitor (other than Property Manager) acknowledges and agrees to the terms of Section 1.2(k) of the Agreement and further represents and warrants to Lender the following

(i) That the Key Bank Credit Facility is not secured by (a) all or any portion of the TNP Operating Partnership’s interest in New Borrower or any other assets of New Borrower, (b) a mortgage, deed of trust or other security interest in the Project, or (c) a pledge or any other direct or indirect security or other interest in the general partnership interest in the Operating Partnership, currently held by the TNP REIT;

(ii) That the Key Bank Credit Facility is secured by a pledge of no greater than a 49% interest of the TNP REIT’s limited partnership interests in the TNP Operating Partnership with no additional rights in the TNP Operating Partnership, including any right to profits or proceeds, other than those rights to which a 49% limited partner of the TNP Operating Partnership is entitled under the Limited Partnership Agreement of in the TNP Operating Partnership;

(iii) That the Project Manager is not a party to the Key Bank Credit Facility and has not provided any security or collateral therefore;

(iv) That in the event of a default by the Operating Partnership under the Key Bank Credit Facility, Key Bank has no right to directly or indirectly control the REIT, the Operating Partnership, the Project Manager or New Borrower;

(v) That in the event of a default by New Borrower under any of the Loan Documents, Key Bank has no right to consent to or approve any modifications to the Loan Documents in connection with a workout of the Loan or otherwise;

(vi) That there is no prohibition in the Key Bank Credit Facility Loan Documents that prohibits or restricts the TNP Operating Partnership or the TNP REIT from being a guarantor of the Loan, including, under certain circumstances, a guarantor of the entire principal balance of the Loan and all other sums due under the Loan Documents; and

e. The TNP REIT has immediately available funds to contribute to the Operating Partnership to contribute to New Borrower to purchase the Project and has not borrowed such funds from any Person.

New Indemnitor (other than Property Manager) acknowledges and agrees that any modifications or amendments to the terms of the Key Bank Facility which causes any of the foregoing statements to be untrue or incorrect without first obtaining the Lender written consent shall constitute an Event of Default under the Loan Documents and shall constitute a Springing Recourse Event under Section 10.1 of the Loan Agreement and Section 1(b) of the Guaranty. In addition, if any of the representations in this subsection (d) are untrue and incorrect as of the date hereof, it shall also constitute an Event of Default under the Loan Documents and a Springing Recourse Event under Section 10.1 of the Loan Agreement and Section 1(b) of the Guaranty.

f. Thompson represents that all of the assets shown on Thompson’s Financial Statements are community property assets under the laws of the State of California or owned by him individually as his separate property and were acquired during his marriage to his current spouse (and not during a period when they were living apart before a judgment of dissolution of marriage or legal separation of the parties). Thompson further represents that all of the assumptions (other than those relating to Lender) in that certain legal opinion issued by the Law Offices of Michael Sitzer to Lender, dated as of the date hereof, are true and correct. A breach of any of the representations made in this paragraph shall constitute a Springing Recourse Event under Section 10.1 of the Loan Agreement and Section 1(b) of the Guaranty, but solely with respect to Thompson.

7. Notices to New Indemnitor. From and after the Acquisition Date, Lender shall deliver any notices to New Indemnitor which are required to be delivered pursuant to the

Guaranty, or are otherwise delivered by the Lender thereunder at Lender’s sole discretion, to the New Indemnitor at the following address:

TNP Strategic Retail Operating Partnership, L.P.

TNP Strategic Retail Trust, Inc.

c/o Thompson National Properties, LLC

1900 Main Street, Suite 700

Irvine, California 92614

Attn: Stephen Corea

Facsimile: (949) 252-0212

Anthony Thompson

TNP Property Manager, LLC

c/o Thompson National Properties, LLC

1900 Main Street, Suite 700

Irvine, California 92614

Attn: Anthony Thompson

Facsimile:

With a copy to:

Gregory Kaplan, PLC

7 East Second Street

Richmond, Virginia 23224

Attn: Joseph J. McQuade, Esq.

Facsimile: (804) 916-9127

All notices to be sent by New Indemnitor to Lender under the Guaranty and Loan Documents shall be sent to Lender in the manner set forth in and at the address shown in Section 4.6 of the Agreement to which this New Indemnitor Joinder is attached.

8. Joint and Several Liability. If New Indemnitor consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several, except with regard to paragraph 3 as to Project Manager and the representations made by only one New Indemnitor, in which case, any liability applicable to such representation shall relate to the party who made such representation.

9. Conflict. In the event that the terms of this New Indemnitor Joinder conflict with the terms of the Guaranty, the Loan Agreement or the Agreement, the terms of this New Indemnitor Joinder shall control.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

The undersigned New Indemnitor has executed and delivered this New Indemnitor Joinder to be effective as of the date of the Agreement.

TNP STRATEGIC RETAIL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

Witnesses:		By: TNP Strategic Retail Trust, Inc., a Maryland corporation, its General Partner

/s/ Mark A. Mercado		By:	/s/ Wendy Worcester
Print Name:	Mark A. Mercado	Name:	Wendy Worcester
		Title:	CFO
/s/ Dalila Bueno
Print Name:	Dalila Bueno

STATE OF CALIFORNIA		)
)
COUNTY OF	Orange	)

On June 2, 2010 before me, Bhriza Camacho, the undersigned, a Notary Public in and for said State, personally appeared Wendy Worcester, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	/s/ Bhriza Camacho

Name	Bhriza Camacho
	(typed or printed)	(Seal)

The undersigned New Indemnitor has executed and delivered this New Indemnitor Joinder to be effective as of the date of the Agreement.

TNP STRATEGIC RETAIL TRUST, INC., a Maryland corporation

By:	/s/ Wendy Worcester
Name:	Wendy Worcester
Title:	CFO

/s/ Mark A. Mercado
Print Name:	Mark A. Mercado

/s/ Dalila Bueno
Print Name:	Dalila Bueno

STATE OF CALIFORNIA		)
)
COUNTY OF	Orange	)

On June 2, 2010 before me, Bhriza Camacho, the undersigned, a Notary Public in and for said State, personally appeared Wendy Worcester, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	/s/ Bhriza Camacho

Name	Bhriza Camacho
	(typed or printed)	(Seal)

The undersigned New Indemnitor has executed and delivered this New Indemnitor Joinder to be effective as of the date of the Agreement.

TNP PROPERTY MANAGER, LLC, a Delaware limited liability company (except as to paragraph 3)

Witnesses:		By:	Thompson National Properties, LLC, its sole member

/s/ Mark A. Mercado			By:	/s/ Wendy Worcester
Print Name:	Mark A. Mercado		Name:	Wendy Worcester
			Title:	CAO
/s/ Dalila Bueno
Print Name:	Dalila Bueno

STATE OF CALIFORNIA		)
)
COUNTY OF	Orange	)

On June 2, 2010 before me, Bhriza Camacho, the undersigned, a Notary Public in and for said State, personally appeared Wendy Worcester, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	/s/ Bhriza Camacho

Name	Bhriza Camacho
	(typed or printed)	(Seal)

The undersigned New Indemnitor has executed and delivered this New Indemnitor Joinder to be effective as of the date of the Agreement.

Witnesses:	/s/ Anthony Thompson
ANTHONY THOMPSON

/s/ Mark A. Mercado
Print Name:	Mark A. Mercado

/s/ Dalila Bueno
Print Name:	Dalila Bueno

STATE OF CALIFORNIA	)
)
COUNTY OF Orange	)

On June 2, 2010 before me, Bhriza Camacho, the undersigned, a Notary Public in and for said State, personally appeared Wendy Worcester, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	/s/ Bhriza Camacho

Name	Bhriza Camacho
	(typed or printed)	(Seal)